Exhibit 99.1

GENERAL NOTES TO NOVEMBER 2009
MONTHLY OPERATING REPORT

General:

The report includes all activity for all Debtors in these jointly administered cases.

Notes to MOR's

These schedules and statements contain financial information that has been taken from the books and records of the Debtors.  The amounts reflected in these financial statements are unaudited. These financial statements are prepared on a consolidated basis.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

Federal Tax I.D. #	13-3492802

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.  (Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	N	1
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	N		Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y	2
Accounts Receivable Reconciliation and Aging	MOR-5	N	3
Taxes Reconciliation and Aging	MOR-5	N	4
Payments to Insiders and Professionals	MOR-6	Y
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Bruce E. Zurlnick	Date: December 28, 2009

Signature of Authorized Individual* /s/ Bruce E. Zurlnick	Date: December 28, 2009

Printed Name of Authorized Individual Bruce E. Zurlnick	Date: December 28, 2009

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1 -	Due to their voluminous nature, these documents are not attached but are available from the Debtors upon request.
2 -	The Debtor does not have the ability to age the Accounts Payble data and therefore just the total amount due to each creditor is included.
3 -
Accounts Receivable is primarily comprised of amounts due from leased department host stores and credit card issuers. All monies are typically collected within 21 days (except for a $1.3 million receivable from Gottschalk's for which we have set up an uncollectible reserve of 90%, as Gottschalk's filed for bankruptcy protection in January 2009).

4 -	Not applicable.

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor's books and not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1CONTINUED]

ACCOUNT	FISCAL November 2009 Nov 1st thru Nov 28th 2009	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH (2)	55,594,000	5,158,000
RECEIPTS
CASH SALES (3)	18,246,000	102,154,000
PROCEEDS FROM GORDON BROTHERS FOR LIQUIDATION GUARANTEE (3)	20,133,000	99,709,000
TOTAL RECEIPTS	38,379,000	201,863,000
DISBURSEMENTS
MERCHANDISE	134,000	2,296,000
PAYROLL AND PAYROLL TAXES	3,841,000	18,153,000
RENT & OTHER OCCUPANCY	3,124,000	13,078,000
SALES & OTHER TAXES	3,265,000	8,446,000
SELLING, GENERAL & ADMINISTRATIVE	2,326,000	12,200,000
REVOLVER & BOND INTEREST	0	1,914,000
RESTRUCTURING PROFESSIONAL FEES INCLUDING LIQUIDATOR FEES	2,466,000	5,709,000
LOAN REPAYMENTS TO GE & 2nd LIEN NOTE REPAYMENT	0	62,957,000
FUND LC COLLATERAL	0	3,451,000
TOTAL DISBURSEMENTS	15,156,000	128,204,000

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	23,223,000	73,659,000

CASH – END OF MONTH (2)	78,817,000	78,817,000

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH  ACTUAL COLUMN)

TOTAL DISBURSEMENTS	FISCAL November 2009 Nov 1st thru Nov 28th 2009	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	15,156,000	128,204,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	15,156,000	128,204,000

1 -	We track cash receipts and disbursements on a consolidated basis and not by individual bank accounts.
2 -	Excludes add back of A/P Overdraft (GAAP adjustment) and credit card receivables.
3 -	Cumulative amounts reflect a reclass from cash sales into proceeds from Gordon Brothers for liquidation guarantee of $14,921,000 representing monies received from escrow account in October.

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

	Cash Disbursements
DEBTOR	CASE NO.	FISCAL November 2009 Nov 1st thru Nov 28th 2009	CUMULATIVE FILING TO DATE ACTUAL

Finlay Enterprises, Inc.	09-14873		0
Finlay Fine Jewelry Corporation	09-14874	12,128,000	115,148,000
Finlay Jewelry, Inc.	09-14875		0
EFinlay, Inc.	09-14876		0
Finlay Merchandising & Buying	09-14877	83,000	490,000
Carlyle & Co. Jewelers	09-14878	2,612,000	11,111,000
Park Promenade, LLC	09-14879		0
L. Congress, Inc.	09-14880	333,000	1,455,000

Total		15,156,000	128,204,000

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Fiscal November 2009 Nov 1st thru Nov 28th	CUMULATIVE FILING TO DATE
REVENUE
Merchandise sales	56,009,000	150,834,000
Repair sales	541,000	3,226,000
Accomodation sales	0	17,000
Total Revenue	56,550,000	154,077,000
COST OF GOODS SOLD
Cost of Goods Sold	44,443,000	114,857,000
Gross profit before non recurring items	12,107,000	39,220,000
Non Recurring item:Write down of inventory based on estimated net realizable value (1)	(21,174,000)	30,826,000
Gross Profit	33,281,000	8,394,000
OPERATING EXPENSES
Net advertising expense	1,473,000	3,811,000
Rent & Other Occupancy	3,392,000	12,411,000
Payroll, payroll taxes and employee benefits	4,923,000	16,588,000
Insurance	167,000	612,000
Other general operating expenses (See below)	773,000	30,143,000
Other - including administrative cost centers (See below)	2,032,000	12,956,000
Total Operating Expenses Before Depreciation	12,760,000	76,521,000
Depreciation/Depletion/Amortization	31,000	686,000
Net Profit (Loss) Before Other Income & Expenses	20,490,000	(68,813,000)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense	(4,650,000)	10,781,000
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	25,140,000	(79,594,000)
REORGANIZATION ITEMS		0
Professional Fees & Other reoganization expense (See below)	759,400	6,083,000
U. S. Trustee Quarterly Fees	10,000	76,500
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain (Loss) from Sale of Equipment		0
		0
Total Reorganization Expenses	769,400	6,159,500
Provision (Credit) for Income Taxes	0	(683,000)
Net Profit (Loss)	24,370,600	(85,070,500)

(1) Current month credit represents reversal of prior months accrual associated with the liquidation of inventory in the month of November

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

BREAKDOWN OF "OTHER" CATEGORY
	Fiscal November 2009 Nov 1st thru Nov 28th	CUMULATIVE FILING TO DATE
OTHER GENERAL OPERATIONAL EXPENSES
BOXES/DISPLAYS	27,000	116,000
EVENTS/SUPPLIES	59,000	168,000
TRAVEL	301,000	545,000
MISCELLANEOUS INCLUDING GORDON BROTHERS CONSULTANT TIME AND EXPENSE	107,000	1,234,605
TRADENAMES, CUSTOMER LISTS & OTHER WRITE OFFS	(1,015,000)	24,339,549
TELECOMMUNICATION CHARGES	82,000	387,000
CREDIT CARD FEES	1,212,000	3,353,000

TOTAL OTHER OPERATIONAL EXPENSES	773,000	30,143,154

OTHER INCLUDING ADMINISTRATIVE COSTS CENTERS
PAYROLL	1,365,000	5,515,000
PAYROLL TAXES	52,000	237,000
EMPLOYEE BENEFITS	65,000	331,000
VEBA TRUST - BENEFITS	0	1,500,000
RENT PREMISES	250,000	(270,000)
RENT EQUIPMENT	30,000	229,000
REPAIR & MAINTENANCE	15,000	148,000
UTILITIES	(4,000)	175,000
OTHER MISCELLANEOUS	259,000	5,091,000

OTHER ADMINISTRATIVE EXPENSES	2,032,000	12,956,000

PROFESSIONAL FEES & OTHER REORG. EXPENSE
WEIL, GOTSHAL & MANGES	(154,200)	1,322,600
ALVAREZ & MARSAL	201,000	1,077,900
ASSET DISPOSITION ASSOC.	25,700	1,144,000
GECC	108,300	345,500
PROSKAUER & ROSE	0	11,000
GORDON BROTHERS	(18,000)	0
EPIQ BANKRUPTCY SOLUTIONS	114,500	586,500
HSBC BANK	9,900	20,900
PRYOR CASHMAN	69,200	240,400
MOSES & SINGER	274,200	732,900
SONNENSCHEIN, NATH & ROSENTHAL	0	65,600
TOGUT SEGAL	(3,100)	12,500
WILMINGTON TRUST COMPANY	0	14,900
CONSENSUS	63,500	439,900
OTHER	68,400	68,400

TOTAL PROFESSIONAL FEES & OTHER REORG. EXPENSE	759,400	6,083,000

OTHER INCOME	N/A	N/A

OTHER EXPENSES	N/A	N/A

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Nov 28, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
CURRENT ASSETS
Unrestricted cash and equivalents (including A/P overdraft and credit card receivables)	94,591,509	5,352,405
Cash Collaterlized Accounts	6,798,433	6,841,822
Accounts receivable (Net)	353,296	14,963,712
Other receivables	3,798,304	1,028,900
Merchandise inventories (1)	63,207,368	202,530,200
Prepaid expenses and other	2,501,348	1,950,201
Other Current Assets (attach schedule)	0	0
TOTAL CURRENT ASSETS	171,250,258	232,667,240
PROPERTY & EQUIPMENT
Land and building	4,720,234	9,420,470
Fixtures	3,185,507	17,794,766
Displays	78,137	2,508,324
Computers, equipment & other	939,942	5,257,757
Construction in Progress	0	2,893,959
Leasehold Improvements	11,593	4,162,237
Vehicles	16,520	16,520
Less: Accumulated Depreciation	(4,854,509)	(9,670,437)
TOTAL PROPERTY & EQUIPMENT (1)	4,097,424	32,383,596
OTHER ASSETS
Amounts due from Insiders*	0	0
Professional Retainers	1,086,104	751,863
Other Assets (attach schedule)	8,316,214	21,505,623
TOTAL OTHER ASSETS	9,402,318	22,257,486
TOTAL ASSETS	184,750,000	287,308,322

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Nov 28, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable - Post petition	2,937,113	0
Wages Payable & Compensated Absences	6,476,553	0
Accrued Professional Fees & restructuring costs	2,191,712	0
Taxes Payable	4,519,864	0
Amounts Due to Insiders*	0	0
Deferred Revenue - Liquidator Guarantee Advance	46,018,348	0
Other Post-petition Liabilities (attach schedule)	2,373,357	0
TOTAL POST-PETITION LIABILITIES	64,516,947	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt -Revolver, 2nd & 3rd lien notes	194,147,266	255,832,879
Priority Debt	1,045,306	427,200
Unsecured Debt - Senior notes	42,895,031	42,847,826
Accounts Payable - Pre petition	7,596,429	8,176,582
Other Pre-petition Liabilities (attach schedule)	13,899,429	34,457,064
TOTAL PRE-PETITION LIABILITIES	259,583,461	341,741,551
TOTAL LIABILITIES	324,100,408	341,741,551
OWNERS' EQUITY
Capital Stock	117,054	117,054
Additional Paid-In Capital	96,716,915	96,716,915
Retained Earnings - Pre-Petition	(123,248,418)	(123,248,418)
Retained Earnings - Post-petition	(85,070,718)	0
Treasury Stock	(27,865,241)	(28,018,780)
Adjustments to Owner Equity (attach schedule)	0	0
NET OWNERS’ EQUITY	(139,350,408)	(54,433,229)
TOTAL LIABILITIES AND OWNERS' EQUITY	184,750,000	287,308,322
*"Insider" is defined in 11 U.S.C. Section 101(31).
1. These assets have been adjusted to our estimated net realizable values.

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Nov 28, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)

Other Assets
Deferred financing fees	0	8,895,950
Insurance deposit	340,000	340,000
Credit card deposit	5,073,281	3,000,000
Favorable leases	0	623,908
Customer lists	328,102	172,328
Trade names	756,592	6,669,592
Deposits- Other utilities	312,688	239,975
Other	0	120,800
Other (CSV Life - Carlyle)	1,505,551	1,443,070
Total Other Assets	8,316,214	21,505,623

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Nov 28, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Post-petition Liabilities
General Insurance	743,739	0
Medical Insurance	72,626	0
Layaways & Gift Card	126,779	0
Credit Card Accrual	200,120	0
Other Post-petition Liabilities	1,230,093
Other Post-petition Liabilities	2,373,357	0

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Nov 28, 2009)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Pre-petition Liabilities
General Insurance	5,649,610	6,364,144
Medical Insurance	290,505	1,203,249
Layaways & Gift Card		1,418,612
Diamond Bond Liability	295,818	300,000
STL Rent and Rent related	0	4,194,864
Income Taxes	151,882	646,257
Accrued Credit Card	0	81,756
Returns Reserve	0	546,362
Severance & other payroll accrual	3,257,297	6,775,876
Compensated Absences accrual	1,026,143	1,390,067
Accured Liability - Split Payroll	0	1,632,890
Other Miscellaneous	331,505	3,033,698
Sundry Taxes Accrued	2,896,669	6,869,289
Other Pre-petition Liabilities	13,899,429	34,457,064

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

SUMMARY OF UNPAID POST-PETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	2,937,113
Wages Payable	6,476,553
Taxes Payable	4,519,864
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	2,191,712
Amounts Due to Insiders
Other:	2,373,357
Other:
Total Post-petition Debts	18,498,599

In re: Finlay Enterprises, Inc.	Case No. 09-14873 through 14880

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – NOVEMBER 2009

MOR-4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Bruce E. Zurlnick	December 28, 2009
Bruce E. Zurlnick
Senior Vice President,
Treasurer and CFO

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals.  For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.).  Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	Fiscal Nov 2009	TOTAL PAID TO DATE
Arthur E. Reiner	Salary	0.00	125,625.00
Arthur E. Reiner	Vacation	0.00	40,586.53
Arthur E. Reiner	Director Fees	6,250.00	8,333.34
Bonni G. Davis	Salary	17,914.76	62,701.66
Bruce E. Zurlnick	Salary	26,934.04	94,269.14
Bruce E. Zurlnick	Expense reimbursement	467.99	892.88
David B. Cornstein	Director Fees	6,250.00	12,163.97
Deborah A. Higgins	Salary	0.00	20,869.79
Deborah A. Higgins	Consulting	8,000.00	20,000.00
Deborah A. Higgins	Vacation	0.00	7,767.36
Deborah A. Higgins	Expense reimbursement	0.00	366.16
Douglass J. Congress	Vacation	0.00	8,461.53
Douglass J. Congress	Expense reimbursement	0.00	334.95
James M. Giantonemico	Salary	21,744.18	76,104.63
James M. Giantonemico	Expense reimbursement	1,541.16	1,576.15
Joan M. Durkin	Salary	0.00	43,852.85
Joan M. Durkin	Vacation	2,536.05	2,536.05
Joan M. Durkin	Expense reimbursement	0.00	50.14
John P.Orr	Salary	16,166.96	56,584.36
John P.Orr	Expense reimbursement	98.00	98.00
Joseph M. Melvin	Expense reimbursement	0.00	416.67
Joyce Manning Magrini	Salary	0.00	63,822.83
Joyce Manning Magrini	Vacation	0.00	17,394.22
Joyce Manning Magrini	Expense reimbursement	0.00	291.25
Karin Knudsen	Salary	27,117.04	94,909.64
Karin Knudsen	Expense reimbursement	0.00	542.70
Leon Benzrihem	Salary	18,375.34	64,313.69
Leon Benzrihem	Expense reimbursement	1,450.00	1,450.00
Louis Lipschitz	Director Fees	7,750.00	15,083.32
Norma L. Wilson	Salary	21,325.44	74,639.04
Norma L. Wilson	Expense reimbursement	1,299.76	4,398.77
Norman S. Matthews	Director Fees	13,250.00	25,787.64
Raymond J. Poulin	Salary	9,688.12	33,908.42
Richard G. Davenport	Salary	0.00	23,728.92
Richard G. Davenport	Vacation	0.00	2,056.15
Ronald E. Swanson	Salary	8,535.16	38,408.22
Ronnie S. Grabon	Salary	4,448.41	24,277.52
Scot M. Congress	Vacation	0.00	12,692.30
Scot M. Congress	Expense reimbursement	0.00	2,467.07
Stuart C. Mclean	Expense reimbursement	0.00	136.42
Sue C. Haire	Salary	7,158.00	32,211.00
Thomas G. Lozier	Salary	0.00	10,574.50
Thomas G. Lozier	Vacation	0.00	16,061.77
Thomas G. Lozier	Expense reimbursement	0.00	71.45
Thomas M. Murnane	Director Fees	7,000.00	13,623.65
			-
TOTAL PAYMENTS TO INSIDERS		235,300.41	1,156,441.65

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

PROFESSIONALS NOVEMBER 2009
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges LLP				441,500	441,500	431,600
Alvarez & Marsal				224,300	696,300	201,000
Asset Disposition Advisors				404,500	404,500	424,500
Epiq Bankruptcy Solutions LLC				136,700	359,700	177,700
Consensus Advisors				244,000	244,000	196,000
Moses & Singer				213,800	331,800	401,100
Pryor Cashman				0	71,000	169,300
GECC				25,500	25,500	140,700
Other				68,400	68,400	0
Sonnenschein				0	51,000	15,000
Wilmington Trust				0	15,000
HSBC				0	11,000	9,800
US Trustee Fees				0	51,000	25,000
Togut & Segal LLP				12,500	12,500
				0
Other
TOTAL PAYMENTS TO PROFESSIONALS		0		1,771,200	2,783,200	2,191,700
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR NOVEMBER

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS - NOVEMBER 2009

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
Second Lien Note repayment	n/a	0	0

TOTAL PAYMENTS		0	0

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	November 2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X (1)
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (2)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (2)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1 - Effective September 26, 2009, the debtors signed an agency agreement with Gordon Brothers Retail Partners, LLC to guarantee the sale proceeds of the liquidation of merchandise in certain of our store locations.
2 - The debtors obtained certain orders on or shortly after the commencement of these chapter 11 cases designed to minimize the disruption of business operations. Such orders gave the Debtors permission to pay certain prepetition amounts related to employee compensation programs, certain customer programs, sales and use taxing authorities, workers' compensation and other insurance programs and certain common carriers. During the period reported herein, the Debtors paid certain prepetition obligations under such orders.